EXHIBIT 10(a)


                            SIXTH AMENDMENT TO FIRST
                            RESTATED CREDIT AGREEMENT

               SIXTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT

     This Sixth Amendment to First Restated Credit Agreement (this "Sixth Amendment") is entered into as of the 30th day of September, 1999 (the "Effective Date"), by and among Denbury Resources, Inc. ("DRI"), a corporation previously incorporated under the Canadian Business Corporation Act which has been domesticated in the State of Delaware, Bank of America, N.A., successor by merger to NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Agent ("Agent"), and the financial institutions parties hereto as Banks ("Banks").

                              W I T N E S S E T H:

     WHEREAS, DRI, Agent and Banks are parties to that certain First Restated Credit Agreement dated as of December 29, 1997, as amended by (a) that certain First Amendment to First Restated Credit Agreement dated as of January 27, 1998,
(b) that certain Second Amendment to First Restated Credit Agreement dated as of February 25, 1998, (c) that certain Third Amendment to First Restated Credit Agreement dated as of August 10, 1998, (d) that certain Fourth Amendment to First Restated Credit Agreement dated February 19, 1999, and (e) that certain Fifth Amendment to First Restated Credit Agreement dated as of April 21, 1999 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to DRI; and

     WHEREAS, the parties desire to amend Section 9.15 of the Credit Agreement in certain respects.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, DRI, Agent and each Bank hereby agree as follows:

     Section 1. Amendment. Section 9.15 of the Credit Agreement is hereby amended effective as of the Effective Date to read in full as follows:

     "SECTION 9.15. Qualified Purpose. Borrower will not request or receive any Borrowing hereunder if, after giving effect thereto and the use of the proceeds thereof, that portion of the principal balance of the Revolving Loan which is outstanding at such time and was utilized for any purpose other than a Qualified Purpose exceeds twenty five percent (25%) of the Conforming Borrowing Base in effect at such time. Borrower agrees that each Request for Borrowing will include, in addition to the information described in Section 2.2 hereof, a

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certification  from an  Authorized  Officer of  Borrower  as to the  purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in Section 3.2 hereof, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to that portion of the outstanding principal balance of the Revolving Loan utilized for purposes other than Qualified Purposes. Notwithstanding the foregoing, the Credit Parties shall not be required to comply with this Section 9.15 at any time (a) on or prior to the date Texas Pacific Group makes the Proposed Equity Contribution (and Parent, in turn, contributes the proceeds of such Proposed Equity Contribution to the common equity capital of Borrower), and (b) that the Borrowing Base is equal to the Conforming Borrowing Base. Any principal outstanding under the Revolving Loan immediately after giving effect to receipt and application of the proceeds of the Proposed Equity Contribution (as required pursuant to Section 2.6) shall be deemed to be utilized for a Qualified Purpose."

      Section 2.  Miscellaneous.

     2.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. DRI hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent and Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     2.2 Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     2.3 Legal Expenses. DRI hereby agrees to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.

     2.4 Counterparts. This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     2.5 Complete Agreement. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



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     2.6 Headings.  The headings,  captions and arrangements  used in this Sixth
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers on the date and year first above written.


                                             BORROWER:

                                             DENBURY RESOURCES, INC.,
                                             a Delaware corporation


                                             By:
                                                --------------------------------
                                                       Gareth Roberts
                                                  President and Chief Executive
                                                          Officer


                                             By:
                                                --------------------------------
                                                        Phil Rykhoek
                                                 Chief Financial Officer and
                                                          Secretary


                                             ADMINISTRATIVE AGENT:

                                             BANK OF AMERICA, N.A.,


                                             By:
                                               ---------------------------------
                                                    J. Scott Fowler,
                                                   Managing Director


                                             BANKS:

                                             BANK OF AMERICA, N.A.,


                                             By:
                                               ---------------------------------
                                                    J. Scott Fowler,
                                                   Managing Director




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                                             BANKBOSTON, N.A.


                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------



                                             BANK ONE, TEXAS, N.A.

                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------


                                             CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION

                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------

                                            CHRISTIANIA BANK, OG KREDITKASSE ASA

                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------


                                             PARIBAS


                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------


                                             CREDIT LYONNAIS - NEW YORK BRANCH

                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------


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                                             WELLS FARGO BANK (TEXAS), N.A.


                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------

                                             NATEXIS BANQUE BFCE

                                             By:
                                               ---------------------------------
                                             Name:
                                               ---------------------------------
                                             Title:
                                               ---------------------------------




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